UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2022

QUANTERIX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38319	20-8957988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Middlesex Turnpike Billerica, MA	01821
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 301-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	QTRX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2022 Annual Meeting of Stockholders of Quanterix Corporation (the “Company”) held on June 23, 2022 (the “Annual Meeting”), the stockholders of the Company voted on and approved the following matters, which are described in detail in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 29, 2022 (File No. 001-38319) (the “Proxy Statement”): (1) to elect Sarah E. Hlavinka, Masoud Toloue, Ph.D. and David R. Walt, Ph.D. as Class II directors to each serve for a three-year term expiring at the Company’s annual meeting of stockholders in 2025, and until their successors have been elected and qualified, or until their earlier death, resignation, retirement or removal (“Proposal 1”); (2) an advisory vote to approve the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement (“Proposal 2”); (3) an advisory vote on the frequency of holding an advisory vote on the compensation of the Company’s named executive officers (“Proposal 3”); and (4) to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (“Proposal 4”).

The tabulation of votes with respect to the proposals at the Annual Meeting was as follows:

Proposal 1 — Election of Directors:

	For	Withheld	Broker Non-Votes
Sarah E. Hlavinka	19,406,047	7,160,311	4,493,483
Masoud Toloue, Ph.D.	26,413,136	153,222	4,493,483
David R. Walt, Ph.D.	17,734,790	8,831,568	4,493,483

Proposal 2 — Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers:

For	Against	Abstain	Broker Non-Votes
24,271,822	2,284,455	10,081	4,493,483

Proposal 3 — Advisory Vote on the Frequency of Holding an Advisory Vote on the Compensation of the Company’s Named Executive Officers:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
26,300,255	39,496	218,634	7,973	4,493,483

Proposal 4 — Ratification of Independent Registered Public Accounting Firm:

For	Against	Abstain
30,947,559	107,082	5,200

In accordance with the advisory vote on Proposal 3, the Company has determined to hold the advisory vote to approve the compensation of the named executive officers each year.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUANTERIX CORPORATION

By:	/s/ John Fry
John Fry
General Counsel and Secretary

Date: June 27, 2022